100 A CENTURY OF SERVICE
1906 | 2006

CBRE
CB RICHARD ELLIS

Business Review Day Corporate Overview May 17, 2006 Brett White, President & Chief Executive Officer Ken Kay, Senior Executive Vice President & Chief Financial Officer Exhibit 99.1

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 2 CB Richard Ellis | Page 2
This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our growth momentum in 2006, future operations and future financial performance.  These statements should be considered as estimates only and actual results may ultimately differ from these estimates.
Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our current annual report on Form 10-K (in particular, “Item 1-A, Risk Factors”) and our current quarterly report on Form 10-
Q which are filed with the SEC and available at the SEC’s website
(http://www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation which include references to
“non-GAAP financial measures”, as defined by SEC regulations.  As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.
Forward Looking Statements

CB Richard Ellis | Page 3 CB Richard Ellis | Page 3 Industry Overview

CAGR: 20.5%(1)
New Allocations to Real Estate

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 4 CB Richard Ellis | Page 4
($ in billions)
Favorable Trends – Investment Sales
$28
$34
$44
$51
$59
$0
$10
$20
$30
$40
$50
$60
$70
2002 2003 2004 2005 2006P
1)  Source: Institutional Real Estate, Inc. 2006 Plan Sponsor Survey conducted by Kingsley Associates
2)  Source: Real Capital Analytics
Expected capital flows to real estate continue to increase
•
Investment Sales
Strong capital flows and improving
property income continue to underpin a
strong environment for investment
sales
Properties are being purchased with
more equity capital, lower leverage and
higher cash yield expectations
Record levels of investment activity
seen across Europe last year continued
into the first quarter of 2006
Investment activity across Asia Pacific
remains healthy

1999Q1
2000Q1
2001Q1
2002Q1
2003Q1
2004Q1
2005Q1
2006Q1
2007Q1
2008Q1
2009Q1
2010Q1
2011Q1

1999Q1
2000Q1
2001Q1
2002Q1
2003Q1
2004Q1
2005Q1
2006Q1
2007Q1
2008Q1
2009Q1
2010Q1
2011Q1

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 5 CB Richard Ellis | Page 5
Leasing Markets
Strong net absorption of U.S.
commercial real estate
Metropolitan areas dominated by trade
linkages, tourism, technology and
banking showed the strongest pace of
improvement
Recovery in office leasing is now
evident across much of Europe
In Asia, improving leasing market
fundamentals support increased
investor activity, especially foreign
institutions, private funds and REITs
Source: Torto Wheaton Research, Spring 2006
Forecast
-6
-4
-2
0
2
4
6
8
10
12
6
7
8
9
10
11
12
TWR Rent Index Availability
TWR Rent Index, % change year ago - Industrial Sector
Availability rate, %
Forecast
-15
-10
-5
0
5
10
15
6
8
10
12
14
16
18
TWR Rent Index Vacancy
TWR Rent Index, % change year ago - Office Sector
Vacancy rate, %
Favorable Trends – Leasing

CB Richard Ellis | Page 6 CB Richard Ellis | Page 6 Company Overview

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 7 CB Richard Ellis | Page 7
2x
2x nearest competitor
Thousands of clients, more than 70% of Fortune 100
Q1 2006 TTM Revenue of $3.1 billion
Q1 2006 TTM Normalized EBITDA of $492.6 million
(1)
Strong organic revenue and earnings growth
#1
#1
commercial real estate brokerage
#1
#1
appraisal and valuation
#1
#1
property and facilities management
#2
#2
commercial mortgage brokerage
$17.3
$17.3
billion in investment assets under management
Leading Global
Brand
Leading Global
Brand
Broad
Capabilities
Broad
Capabilities
Scale, Diversity
and Earnings
Power
Scale, Diversity
and Earnings
Power
100
100
years
50
50 countries
#1
#1
in key cities in U.S., Europe and Asia
(1) Excludes integration related charges.
The World Class Commercial Real Estate Services Provider

100 A Century of Service 1906 | 2006
CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 8 CB Richard Ellis | Page 8
69%
21%
EMEA
Asia
Pacific
Americas
Global Investment
Management
6%
4%
Global Reach & Diversified Client Base
4%
2%
3%
13%
8%
4%
5%
30%
18%
13%
Individuals/
Partnerships
2005 Revenue by Client Type
Corporate
REITS
Insurance
Companies/
Banks
Pension
Funds
Government
Other
Conduits/
Wall St. Firms
Equity/
Opportunity Funds
Offshore Investors
2005 Revenue by Region
Top 20 customers are less than 9% of total revenue.

Global Reach

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 9 CB Richard Ellis | Page 9
Our full-service, global platform has allowed us to outperform competitors.
Competitive Landscape
Services Platform
CBRE
JLL
C&W
TCC
Q1 2003 TTM - Q1 2006 TTM CAGR
36%
19%
9%
12%
24% 24%
16%
53%
(1)  Excluding merger-related charges, integration expenses and IPO-related compensation expense.
(2) Average based on ABM, ACN, ADP, CEN, FDC, KELYA, MAN, PAYX, RHI, and RMK.
TCC JLL CBRE
(1)
Revenue
EBITDA
Best In
Class
Business
Services (2)
CBG JLL TCC
Business
Services
(2)
FY06 P/E
(as of 5/16/06)
21.3x 22.5x 19.3x 21.4x
Superior Platform Drives Outperformance

CB Richard Ellis | Page 10 CB Richard Ellis | Page 10 Key Growth Strategies

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 11 CB Richard Ellis | Page 11
Growth Drivers
Growth Drivers
INDUSTRY TRENDS RELATED STRATEGY
Customer Relationship Management initiative
Expanded “dash-board” for landlord/agency and tenant rep
specialists
Foster cross-market referrals and multi-market business
development
fundamentals
Improving leasing
Match risk/return profiles
Develop innovative investment vehicles
Grow assets under management
Capitalize on “feet on the ground” global platform
Institutional ownership of real
estate
Increased capital allocations
to real estate
Leverage demographic-driven investment trends and
globalization of capital flows
Leverage expertise across all property types
Aggregate the fragmented private client market

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 12 CB Richard Ellis | Page 12
Growth Drivers (continued)
Growth Drivers (continued)
INDUSTRY TRENDS RELATED STRATEGY
Corporate outsourcing
Capitalize on cross-selling opportunities
Leverage geographic diversity of platform
Capitalize on breadth of service offerings
Increased vendor
consolidation
Single point-of-contact management
Emphasize multi-market/cross-border capabilities
Focus on Fortune 500 penetration
Invest in enabling IT platforms
Capital markets solutions
Single-brand and single-source debt and equity offerings
Increase mortgage origination referrals from other CBRE
businesses (up 56% in 2005)
More joint debt-equity business development initiatives
Continued industry
consolidation
Selective in-fill acquisitions to round out service-delivery platform
Buy-in partner/affiliate companies

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 13 CB Richard Ellis | Page 13
CB Richard Ellis Gunne Easyburo SAS
Austin Adams
Dalgleish
DTZ Queensland
McCann Property and Planning
Advocate Consulting Group, Inc.
CB Richard Ellis Charlotte, LLC
Columbus Commercial Realty
Project Advantage, Inc.
Rutter & Strutz
Purchase price for these acquisitions was approximately $124 million
Associated annual revenue estimated to be approximately $208 million, which includes consolidation of revenue resulting from the now majority owned IKOMA and Noble Gibbons
EBITDA margins expected to be consistent with CBRE margins upon full integration
2005 & 2006 In-Fill Acquisitions
2005 & 2006 In-Fill Acquisitions
Groupe Axival, Inc. Immobiliere Developpement & Gestion
Noble Gibbons
IKOMA

CB Richard Ellis | Page 14 CB Richard Ellis | Page 14 Financial Overview

Average Annual Organic Growth: 10%

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 15 CB Richard Ellis | Page 15
$117.4
$492.6
$183.2
$62.0
$41.5
$33.7
$25.9
$20.2
$127.2
$150.5
$115.0
$130.7
$300.3
$461.3
$90.1
Organic Acquisition Normalized EBITDA
1992
1993
1994 1995 1996 1997 1998 1999 2000 2001
2002 2003 TTM Q1
2006
$360
$429
$468
$583
$730
$1,035
$1,213
$1,324
$1,171 $1,170
$1,630
$2,365
$392
2004
$2,911
$3,052
2005
CBRE has consistently outpaced industry growth.
(1) Normalized EBITDA excludes merger-related and other non-recurring costs, integration costs related to acquisitions and one-time IPO-related compensation expense.
($ in millions)
Consistent Long Term Growth
Consistent Long Term Growth
(1)

100 A Century of Service 1906 | 2006

CBRE CB Richard Ellis

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Q1 2005
Record Q1 2006 Performance
Q1 2006
$538.3
$680.1
26%
(In millions, except EPS)
$52.7
$84.0
59%
Revenue
Normalized EBITDA¹
$19.0
$40.1
111%
$0.25
$0.52
108%
Net Income, as adjusted¹
EPS, as adjusted
1,2
1. Normalized EBITDA, net income, as adjusted and earnings per share, as adjusted exclude one-time items, including integration costs related to acquisitions and certain costs of extinguishment of debt.
2. Diluted earnings per share.
Q1 2006 Business Performance Highlights
Q1 2006 Business Performance Highlights

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 17 CB Richard Ellis | Page 17
34%
39%
9%
8%
5%
4%
1%
($ in millions) 2006 2005 % Change
Sales 229.5 182.1 26
Leasing 265.4 205.5 29
Property and Facilities Management 59.4 50.2 18
Appraisal and Valuation 54.8 41.1 33
Investment Management 31.7 21.1 50
Commercial Mortgage Brokerage 30.6 31.1 (2)
Other 8.7 7.2 21
Total 680.1 538.3 26
Q1 2006 Revenue Breakdown
Q1 2006 Revenue Breakdown

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 18 CB Richard Ellis | Page 18
Notes:
Normalized EBITDA margins exclude one-time merger-related and other non-recurring costs, integration costs related to acquisitions and one-time IPO-related compensation expense.
9.8%
11.2%
11.2%
12.7%
15.8%
16.1%
0.0%
5.0%
10.0%
15.0%
20.0%
2001 2002 2003 2004 2005 TTM Q1 2006
9.8%
11.2%
11.2%
12.7%
15.8%
16.1%
0.0%
5.0%
10.0%
15.0%
20.0%
2001 2002 2003 2004 2005 TTM Q1 2006
CBRE has consistently improved its EBITDA margin.
Normalized EBITDA Margins
Normalized EBITDA Margins

($ in millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
$544
$486
4.2x
$530
$450
3.4x
$798
$634
3.5x
$635
$378
1.3x
$577
$128
0.3x
2001
2002
2003
2004
2005
Normalized EBITDA: $115 $131 $183 $300 $461
Total Debt
Net Debt
Net Debt to Normalized EBITDA

100 A Century of Service 1906 | 2006

CB Richard Ellis | Page 19 CB Richard Ellis | Page 19
($ in millions)
Notes:
- Normalized EBITDA excludes merger-related and other non-recurring costs, Insignia integration costs and one-time IPO-
related compensation expense.
- Total debt excludes non-recourse debt.
Future debt reduction through redemption of $293 million of high coupon bonds
Debt Highlights
Debt Highlights

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 20 CB Richard Ellis | Page 20
1. Excludes $82.6 million and $256.0 million of warehouse facility at March 31, 2006 and December 31, 2005, respectively.
($ in millions)
3/31/2006 12/31/2005 Variance
Cash 253.1 449.3 (196.2)
Senior secured term loan tranche B 262.3 265.2 (2.9)
11
1/4
% senior subordinated notes 163.1 163.0 0.1
9
3/4
% senior notes 130.0 130.0 -
Other debt¹
30.1 19.0 11.1
Total debt 585.5 577.2 8.3
Stockholders' equity 844.8 793.7 51.1
Total capitalization 1,430.3 1,370.9 59.4
Total net debt 332.4 127.9 204.5
     As of
Capitalization
Capitalization

100 A Century of Service 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 21 CB Richard Ellis | Page 21
Strong cash flow generator
•
$99 million, or 63%
improvement from same period
last year
Low capital intensity
Utilization of internal cash flow
•
Debt reduction – full
redemption of the 11¼% senior
subordinated notes of $163
million scheduled for June 15,
2006
•
Co-investment activities
•
In-fill acquisitions
1. Represents capital expenditures, net of concessions.
-
50
100
150
200
250
300
($ millions)
47
251
Net Income, as adjusted
D&A
Cap Ex
(41)
257
1
Internal Cash Flow
TTM Q1 2006 Normalized Internal Cash Flow
TTM Q1 2006 Normalized Internal Cash Flow

CB Richard Ellis | Page 22 CB Richard Ellis | Page 22 Appendix

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 23 CB Richard Ellis | Page 23
Trailing Twelve Months
($ in millions)
Q1 2006 Q1 2005
Normalized EBITDA 492.6           327.6
Less:
Merger-related charges related to the
Insignia acquisition
-                 15.6
Integration costs related to acquisitions 5.9               11.6
One-time compensation expense related
to the initial public offering
-                 15.0
EBITDA 486.7           285.4
Add:
     Interest income 10.4             5.5
Less:
     Depreciation and amortization 50.0             48.5
     Interest expense 54.8             59.3
     Loss on extinguishment of debt 2.5               26.0
     Provision for income taxes 150.2           61.2
Net income 239.6           95.9
Revenue 3,052.5        2,462.4
Normalized EBITDA Margin 16.1% 13.3%
Reconciliation of Normalized EBITDA to EBITDA to Net Income

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 24 CB Richard Ellis | Page 24
Year Ended December 31,
($ in millions) 2005 2004 2003 2002
2001
(1)
Normalized EBITDA 461.3                300.3             183.2             130.7                115.0
Less:
Merger-related and other non-
recurring charges
-                      25.6               36.8               -                      28.6
Integration costs related to the Insignia
acquisition
7.1                     14.4               13.6               -                      -
IPO-related compensation expense -                      15.0               -                   -                      -
EBITDA 454.2                245.3             132.8             130.7                86.4
Add:
     Interest income 9.3                     6.9                 3.6                 3.2                     4.0
Less:
     Depreciation and amortization 45.5                  54.8               92.6               24.6                  37.9
     Interest expense 54.4                  68.1               71.3               60.5                  50.0
     Loss on extinguishment of debt 7.4                     21.1               13.5               -                      -
     Provision (benefit) for income taxes 138.9                43.5               (6.3)                30.1                  19.1
Net income (loss) 217.3                64.7               (34.7)              18.7                  (16.6)
Revenue
2,910.6             2,365.1          1,630.1          1,170.3             1,170.8
Normalized EBITDA Margin 15.8% 12.7% 11.2% 11.2% 9.8%
(1) The results of operations for the year ended December 31, 2001 have been derived by combining the results of operations of the company for the period from February 20, 2001 (inception) to
December 31, 2001, with the results of operations of CB Richard Ellis Services, Inc. prior to the
MBO merger of the two, from January 1, 2001 to July 20, 2001, the date of the merger.
Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss)
Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss)

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 25 CB Richard Ellis | Page 25
Three Months Ended March 31,
($ in millions) 2006 2005
Normalized EBITDA 84.0               52.7
Less:
Integration costs related to
acquisitions
1.3                 2.5
EBITDA 82.7               50.2
Add:
     Interest income 3.6                 2.5
Less:
     Depreciation and amortization 14.9               10.4
     Interest expense 14.0               13.6
     Loss on extinguishment of debt -                   4.9
     Provision for income taxes 20.5               9.2
Net income 36.9               14.6
Reconciliation of Normalized EBITDA to EBITDA to Net Income
Reconciliation of Normalized EBITDA to EBITDA to Net Income

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 26 CB Richard Ellis | Page 26
($ in millions, except share data) 2006 2005
Net income 36.9                14.6
Amortization expense related to net revenue backlog
acquired in acquisitions, net of tax
2.3                 -
Integration costs related to acquisitions, net of tax 0.9                 1.5
Loss on extinguishment of debt, net of tax -                   2.9
Net income, as adjusted 40.1                19.0
Diluted income per share, as adjusted 0.52 $             0.25 $
Weighted average shares outstanding for diluted income
per share, as adjusted
77,649,588     76,184,725
Three Months Ended March 31,
Reconciliation of Net Income to Net Income, As Adjusted
Reconciliation of Net Income to Net Income, As Adjusted

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 27 CB Richard Ellis | Page 27
-
50
100
150
200
250
300
a) Amortization expense related
to net revenue backlog
acquired in acquisitions¹
b) Integration costs related to
acquisitions¹
c) Costs of extinguishment of
debt¹
d) Tax expense related to the
repatriation of foreign earnings
under the American Jobs
Creation Act of 2004
Net Income,
As Adjusted
TTM 1st Quarter 2006 Results
($ millions)
240
251
2
4
Reported
Net Income
(a) (b)
(c)
1. Net of tax.
2
3
(d)
Reconciliation of Net Income to Net Income, As Adjusted
Reconciliation of Net Income to Net Income, As Adjusted